Exhibit 99.2

March 30, 2021

Vinco Ventures to Host Fourth Quarter and Full Year 2020 Conference Call on April 12, 2021 and Provide Update to ZASH Global Media and Entertainment Merger

Bethlehem, PA, March 30, 2021 (GLOBE NEWSWIRE) — Vinco Ventures, Inc. (Nasdaq: BBIG) (“Vinco”), a mergers and acquisition company focused on the digital media space, today announced it will complete its Form 10-K filing for the fiscal year ended December 31, 2020, on or before April 9, 2021, and host a conference call to discuss its fourth quarter and full year results on April 12, 2021.

Vinco 2020 Year-End Conference Call

Event Date: Monday April 12, 2021

Event Time: 4:30PM Eastern Standard Time

Event Duration: 60 minutes

The conference call can be accessed through the following numbers:

1-877-407-0782 (U.S. participants)

1-201-689-8567 (International participants)

To access the live webcast presentation, visit:

https://www.webcaster4.com/Webcast/Page/2479/40618

A webcast replay will be available until April 12, 2022.

Conference Replay:

A teleconference replay will be available until April 26, 2021.

1-877-481-4010 (U.S. participants)

1-919-882-2331 (International participants)

Passcode: 40618

Vinco and ZASH Global Media and Entertainment Corporation (“ZASH”) Merger Update:

Vinco’s wholly-owned merger subsidiary, Vinco Acquisition Corporation (“Merger Sub”), and ZASH have extended the period to close their merger until May 28, 2021, in order to provide the parties with additional time to formalize a final definitive agreement and plan of merger and to achieve the parties’ respective closing conditions, including the completion of an audit of Singapore based Lomotif Private Limited, which ZASH intends to acquire concurrently with its merger with Vinco. Vinco, Merger Sub and ZASH formalized this extension pursuant to a First Amendment to the current Agreement to Complete a Plan of Merger, which was executed by the parties and filed with the SEC on March 30, 2021, on Form 8-K.

About Vinco Ventures, Inc.

Vinco Ventures, Inc. (BBIG) is a mergers and acquisition company focused on digital commerce and consumer brands. Vinco’s B.I.G. (Buy. Innovate. Grow.) strategy will seek out acquisition opportunities that are poised for scale and grow said acquisitions through targeted traffic and content campaigns. For more information, please view our investor presentation or visit Investors.vincoventures.com.

Forward-Looking Statements and Disclaimers

To the extent any statements contained in this press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and the information that are based upon beliefs of, and information currently available to, the company’s management as well as estimates and assumptions made by the company’s management. These statements can be identified by the fact that they do not relate strictly to historic or current facts. When used in this presentation the words “estimate,” “expect,” intend,” believe,” plan,” “anticipate,” “projected” and other words or the negative of these terms and similar expressions as they relate to the company or the company’s management identify forward-looking statements. These forward-looking statements include statements regarding the company’s acquisition and growth stragetics, including its anticipated acquisition targets. Such statements reflect the current view of the company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the company’s industry, its operations and results of operations and any businesses that may be acquired by the company. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, the company cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the security laws of the United States, the company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Investor Relations:

Aimee Carroll

Phone: 866-900-0992

Email: Investors@vincoventures.com

Source: Vinco Ventures, Inc.